EXHIBIT 7

                      CONSENT OF PRICEWATERHOUSECOOPER, LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the use in the Prospectus constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 of our report dated February 15, 2000 relating to the consolidated financial statements of Phoenix Home Life Mutual Insurance Company, which appear in such Prospectus.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
February 29, 2000